                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              Heritage Oaks Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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
                              HERITAGE OAKS BANCORP
                                 545 12TH STREET
                          PASO ROBLES, CALIFORNIA 93446


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 28, 1997
                                    7:00 P.M.


TO THE SHAREHOLDERS OF HERITAGE OAKS BANCORP:


         NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 1997 Annual Meeting of Shareholders (the "Meeting") of Heritage Oaks Bancorp ("Corporation") will be held at the Corporation's office at 545 12th Street, Paso Robles, California 93446 on Wednesday, May 28, 1997 at 7:00 p.m. local time for the purpose of considering and voting on the following matters:

         1. ELECTION OF DIRECTORS. To elect nine (9) persons to the Board of Directors of the Corporation to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons have been nominated by the Corporation for election:

                      Dr. B. R. Bryant                Donald H. Campbell
                      Elizabeth A. Cousins            Dolores T. Lacey
                      Merle F. Miller                 John Palla
                      J. Russell Roy                  Ole K. Viborg
                      Lawrence P. Ward

         2. APPROVAL OF STOCK OPTION PLAN. To approve the 1997 Heritage Oaks Bancorp Stock Option Plan.

         3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the appointment of Vavrinek, Trine, Day & Co. as the Corporation's independent accountants for the 1997 fiscal year.

         4. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         Only those shareholders of record at the close of business on April 18, 1997 will be entitled to notice of and to vote at the Meeting.


         In connection with nominations for directors, Section 1.10 of the Corporation's Bylaws provides:

         "Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any Shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors provided that a notice of intention to make nominations is made in the form and manner specified in this paragraph. Notice of intention to make any nominations other than by the Board of Directors shall be made in writing and shall be delivered or mailed to the President of the Corporation not later than the close of business on the day which is at least ten (10) days before the date of any meeting of Shareholders called for the election of Directors. Said notification shall contain the following information to the extent known to the person making the nomination: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c)the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and address of the person making the nominations; and (e) the number of shares of capital stock of the Corporation owned by the said person. Nominations not made in accordance herewith may in the discretion of the Chairman of the meeting be disregarded and upon the Chairman's instruction, the inspector of elections can disregard all votes cast for each such nominee. Notwithstanding anything in this paragraph to the contrary, a written notice of intention to make a nomination as provided herein shall not be required unless the notice to Shareholders of any meeting at which Directors are to be elected is mailed at least ten (10) days prior to the date last available to the Shareholder for delivery or mailing to the President of the Corporation of the notice required herein. A copy of this paragraph shall be set forth in a notice to Shareholders of any meeting at which Directors are to be elected."

         IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

         IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE
ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU
EXPECT TO ATTEND THE MEETING.


         Dated: April 25, 1997

                                       By order of the Board of Directors



                                       Gwen R. Pelfrey
                                       Secretary

Mailed to Shareholders
on or about April 25, 1997

                              HERITAGE OAKS BANCORP

                                 PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is being furnished to the shareholders of Heritage Oaks Bancorp, a California corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held at 545 12th Street, Paso Robles, California on May 28, 1997 at 7:00 p.m. local time (the "Meeting"). Only shareholders of record on April 18, 1997 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to be voted 679,364 shares of its no par value Common Stock (the "Common Stock").

         Shareholders are entitled to one vote for each share held, except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Corporation either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Meeting.

         Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

         Unless otherwise instructed, each valid proxy returned which is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors and "FOR" proposals No. 2 and 3 as described in this Proxy Statement, and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to postpone or adjourn the Meeting).

         The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Corporation and its subsidiary, Heritage Oaks Bank (the "Bank"), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Corporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of the Record Date, April 18, 1997, no individual known to the Corporation owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

Name and Address(l) of      Amount and Nature of            Percent
Beneficial Owner            Beneficial Ownership (2)        of Class(3)
----------------            ------------------------        -----------
Dr. B.R. Bryant                      55,189                 8.08%

Merle F. Miller                      50,113                 7.32%

John Palla                           35,369                 5.16%

Ole K. Viborg                        57,521                 8.40%


(1) Except as otherwise indicated, the address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

(2) For information concerning the amount and nature of beneficial ownership, see "Security Ownership of Management."

(3) Including shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of the Record Date, April 18, 1997, concerning the equity ownership of the Corporation's directors/nominees and the executive officer named in the Summary Compensation Table, and directors and executive officers as a group. Unless otherwise indicated in the notes to the table below, each director and executive officer listed below possesses sole voting power and sole investment power for the shares of the Corporation's Common Stock listed below. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Corporation has only one class of shares outstanding, Common Stock. There are no current arrangements known to the Corporation that may result in a change in control of the Corporation.

Name and Address(l) of           Amount and Nature of             Percent
Beneficial Owner                 Beneficial Ownership             of Class(2)
----------------------           --------------------             -----------
Dr. B.R. Bryant                        55,189   (3)                  8.08%

Donald H. Campbell                     14,985   (4)                  2.20%

Elizabeth A. Cousins                   16,659   (5)                  2.45%

Dolores T. Lacey                        1,149                          *

Merle F. Miller                        50,113   (6)                  7.32%

John Palla                             35,369   (7)                  5.16%

J. Russell Roy                          4,000    (8)                     *

Ole K. Viborg                          57,521   (9)                  8.40%

Lawrence P. Ward                       33,778   (10)                 4.80%

All directors, nominees,
and executive officers
of the Corporation
as a group (11 persons)                296,081   (11)               39.53%


*        Less than 1%.

(1) The address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

(2) Includes shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

(3) Includes 50,816 shares of Common Stock held by Dr. Bryant and his spouse as trustees of a family trust, and 3,973 shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

(4) Includes 13,812 shares of Common Stock owned jointly with Mr. Campbell's spouse, and 1,173 shares of Common

         Stock subject to stock options exercisable within 60 days of the Record Date.

(5) Includes 15,291 shares of Common Stock held by Ms. Cousins as trustee of a personal trust.

(6) Includes 40,354 shares of Common Stock held by Mr. Miller and his spouse as trustees of a family trust, 4,286 shares over which Mr. Miller has sole voting power and 5,473 shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

(7) Includes 29,896 shares of Common Stock held by Mr. Palla and his spouse as trustees of a family trust, and 5,473 shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

(8)      Includes 4,000 shares of Common Stock owned solely by Mr. Roy.

(9) Includes 41,632 shares of Common Stock held by Mr. Viborg and his spouse as trustees of a family trust, 10,416 shares of Common Stock held by Mr. Viborg in Ole Viborg, Inc., and 5,473 shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

(10) Includes 1,731 shares of Common Stock held jointly with Mr. Ward's spouse, 7,044 shares of Common Stock owned solely by Mr. Ward, and 25,000 shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.

(11) lncludes 69,565 shares of Common Stock subject to stock options exercisable within 60 days of the Record Date.



                                 PROPOSAL NO. I

                    ELECTION OF DIRECTORS OF THE CORPORATION

         The number of directors authorized for election at the Meeting is nine
(9). Management has nominated the nine (9) incumbent directors to serve as the Corporation's directors. Each director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

         All proxies will be voted for the election of the nine (9) nominees listed below recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

         The following table sets forth certain information as of the Record Date, April 18, 1997, with respect to those persons nominated by the Board of Directors for election as directors. The Corporation knows of no arrangements, including any pledge by any person of securities of the Corporation, the operation of which may, at a subsequent date, result in a change in control of the Corporation. There are no arrangements or understandings by which any of the directors of either the Corporation or the Bank were selected. There is no family relationship between any of the directors or executive officers.

Name                       Age                     Position/Background
----                       ---                     -------------------
Dr. B.R. Bryant            64        Chairman of the Board of Directors of the Corporation  and
                                     of  the  Bank  since  November  15, 1994, and 1982,
                                     respectively.  Veterinarian; General Contractor dba B.R.
                                     Bryant Construction

Donald H. Campbell         56        Vice  Chairman  of  the  Board  of  Directors  of  the
                                     Corporation  and  of  the  Bank  since  November  15, 1994, and 1982, respectively.  Real estate broker, Coldwell Banker
                                     Western Properties and owner El Pomar Vineyard Service.

Elizabeth A. Cousins       75        Director of the Corporation and of the Bank since November
                                     15, 1994, and 1982, respectively.  Retired (formerly
                                     Investment Broker, First Affiliated Securities).

Dolores T. Lacey           54        Director of the Corporation and of the Bank since January
                                     of 1997.  Rancher and businesswoman.

Merle F. Miller            60        Director of the Corporation and of the Bank since
                                     November  15, 1994, and 1985, respectively.   Rancher;
                                     Owner, Golden Hill Corporation (land sales and
                                     development).

John Palla                 68        Director of the Corporation and of the Bank since November
                                     15, 1994, and 1985, respectively.   Retired (formerly owner
                                     of Palla Equipment, a farm  equipment dealership).

J. Russell Roy             47        Director of the Corporation and of the Bank since February
                                     16, 1995, and February 1, 1995, respectively. Certified
                                     Public Accountant, Roy and O'Connor.

Ole K. Viborg              65        Director of the Corporation and of the Bank since November
                                     15, 1994, and 1983, respectively.   Owner, Ole Viborg, Inc.
                                     (paving contractor).

Lawrence P. Ward           45        Director, President and Chief Executive Officer of the
                                     Corporation and of the Bank since November 15, 1994, and
                                     January 11, 1993, respectively.  President, Chief Executive
                                     Officer and Director of Bank of Evergreen, Evergreen,
                                     Colorado, 1991-92, and Mountain Valley National Bank,
                                     Conifer, Colorado, 1986-92.

         None of the Corporation's or the Bank's Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

         The following is a brief account of the business experience for a minimum of five years of each non-director executive officer in addition to their current positions .

         Name                                      Position/Background
         ----                                      -------------------
         Robert E. Bloch           Age: 49.  Executive Vice  President  and  Chief  Financial
                                   Officer of the Corporation  and  of  the  Bank  since
                                   November 15, 1994, and February 1992, respectively. Prior
                                   thereto: President of Bloch Investments, Chatsworth, CA
                                   from May 1990 to January 1992; Executive Vice President
                                   and Chief Financial Officer of Antelope Valley  Savings &
                                   Loan, Lancaster, CA from February 1986 to April 1990;
                                   Vice President and Senior Financial Officer of Valley
                                   Federal Savings & Loan, Van  Nuys, CA from June 1983 to
                                   January 1986, CPA and Audit Manager of Grant  Thornton,
                                   Van Nuys, CA from December, 1976 to June, 1983.

         Gwen R. Pelfrey           Age: 45.  Secretary of the Corporation and Secretary,
                                   Executive Vice  President and Senior Lending Officer of the
                                   Bank since  November 15, 1994, and October 1987,
                                   respectively. Vice President/Loan Administrator of
                                   Intrawest Bank of Boulder, Boulder, CO, and various other
                                   officer positions from 1971 to 1987.

DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

         During 1996, the Corporation's Board of Directors held seven (7) meetings.

         The Board of Directors has not established a nominating committee. The functions of the nominating committee are performed by the full Board of Directors.

         The Bank has an Audit Committee, whose members include B.R. Bryant, Donald H. Campbell, John E. Palla, J. Russell Roy and Ole K. Viborg, which oversees Bank's independent public accountants, analyzes the results of internal and regulatory examinations and monitors the financial and accounting organization and reporting. The Bank's Audit Committee met fourteen (14) times in 1996.

         The Bank has a Personnel Committee, whose members include John Palla, Dr. B.R. Bryant, Lawrence Ward, Elizabeth Cousins and Merle Miller, which has responsibility for reviewing and establishing compensation and benefits for all officers and employees. The Personnel Committee met two (2) times in 1996.

         During 1996 all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Corporation's Board of Directors and the number of meetings of the Bank's committees on which they served.


COMPENSATION OF DIRECTORS

         Directors receive no compensation from the Corporation.

         Directors' fees are paid by the Bank. The Chairman of the Board of Directors was paid $875 per month and all other non-employee directors received $775 per month for attendance at Board meetings during 1996. The chairman of each committee received $75 for each committee meeting attended during 1996. All other non-employee directors received $50 for each committee meeting attended during 1996. The total amount of fees paid to directors for attendance at Board and committee meetings during 1996 was $88,675.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         Set forth below is the summary compensation paid or accrued during 1996-1994 to Lawrence P. Ward, the only executive officers of the Corporation or the Bank to receive total annual salary and bonus of more than $100,000 during 1996.


                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM COMPENSATION
                                                                         ---------------------------------
                                          ANNUAL COMPENSATION                    AWARDS          PAYOUTS
                                  ---------------------------------      ----------------------  ---------
        (a)                 (b)     (c)          (d)          (e)            (f)         (g)        (h)         (i)
     Name and              Year   Salary        Bonus       Other        Restricted  Securities    LTIP      All Other
  Principal Position              ($) (1)      ($) (2)      Annual          Stock    Underlying   Payouts  Compensation
                                                            Compen-       Award(s)    Options/      ($)       ($) (5)
                                                           sation $          ($)      SARs (#)
                                                              (3)                        (4)
-----------------------------------------------------------------------------------------------------------------------
  Lawrence P. Ward         1996  $105,000      $22,833      $7,200            -           -          -        $23,876
    President              1995   $99,583      $57,399      $7,200            -           -          -        $21,527
                           1994   $95,000      $64,452      $7,200            -           -          -        $15,985

(1) Amounts shown include cash and non-cash compensation earned and received as well as amounts earned but deferred at the election of those officers under the 401(k) Plan.

(2) Amount shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year.

(3)      Represents auto  allowance  for  Mr.  Ward.

(4) The Corporation's has a 1990 Stock Option Plan (the "1990 Plan") pursuant to which options arc granted to directors and to key, full-time salaried officers and employees of the Corporation and its subsidiary. Options granted under the 1990 Plan are either incentive options or non-stock options. Options granted under the 1990 Plan become exercisable in accordance with a vesting schedule established at the time of grant Vesting may not extend beyond ten years from the date of grant Options become fully exercisable upon the sale, merger or consolidation of the Corporation in which the Corporation is not a survivor notwithstanding the vesting provisions under the 1990 Plan. Options granted under the 1990 Plan are adjusted to protect against dilution in the event of certain changes in the Corporation's capitalization, including stock splits and stock dividends. All options granted in the years indicated to the named executive officers were incentive stock options and have an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant.

(5) Amounts shown for Lawrence P. Ward in 1996 represent $18,704 in term life insurance premiums, $2,588 in excess medical insurance premiums and $2,584 in 401(k) matching contributions; in 1995, $17,383 in term life insurance premiums, $2,400 in excess medical insurance premiums and $1,744 in 401(k) matching contributions; and, in 1994, $11,520 in term life insurance premiums, $3,002 in excess medical insurance premiums and $1,463 in 401(k) matching contributions.

OPTION/SAR GRANTS, EXERCISES AND YEAR-END VALUE TABLE

         There were no option/SAR grants in 1996 to Lawrence P. Ward. The following table sets forth certain information concerning unexercised options held by Mr. Ward under the 1990 Plan.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION/SAR VALUE

         (a)               (b)              (C)                          (d)                       (e)

                                                              Number of Securities
                                                                    Underlying
                                                                   Unexercised          Value of Unexercised
                                                               Options/SARs at        In-the-Money Options/SARs at
                                                                   FY-End(#)                   FY-End ($)
                                              Value           -----------------       ----------------------------
                    Shares Acquired on        Realized             Exercisable/               Exercisable/
         Name           Exercise(#)           ($) (1)            Unexercisable             Unexercisable (1)
       --------   -----------------------   --------------    -----------------         --------------------
Lawrence P. Ward           -                       -              25,000/0              $193,750/0


(1) The aggregate value has been determined based upon the average of the bid and asked prices for the Corporation's Common Stock at exercise or year-end, minus the exercise price.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         There are no employment contracts between the Corporation or the Bank and their executive officers except that the Bank has an employment agreement with Lawrence P. Ward, its President and Chief Executive Officer. In general, such agreement has a three year term expiring on January 31, 2000, and renews annually unless a party gives written notice to the other within certain time periods. The agreement establishes a base salary in 1997 of $125,000, provides for continuation of participation in the Bank's bonus compensation, 401-K, and executive salary continuation plans. The agreement also provides for payment of life insurance policy premiums and an auto allowance. If the agreement is terminated without cause, Mr. Ward would receive severance pay equal to one year's annual base salary in effect at the date of termination plus one year of insurance payments and auto allowance. In the event of termination during or after a merger or change of control, Mr. Ward would be entitled to severance pay equal to one year's base salary plus one year of insurance payments and auto allowance. In the event of a change of control where Mr. Ward is offered subsequent employment, Mr .Ward would be entitled to severance pay equal to 2 years annual base salary if he is terminated or quits for good cause. Events that are considered good cause include, but are not limited to, reduction in title, compensation, demotion, or expanded travel.

         Recognizing the importance of building and retaining a competent management team, the Board of Directors purchased life insurance policies on the lives of three key employees, Lawrence Ward, Robert Bloch and Gwen Pelfrey, for the purpose of providing certain death, disability and post-employment/retirement benefits. The Bank is the sole owner and beneficiary of each policy. In order to define the specific death, disability and post-employment/retirement benefits to be provided, the Bank's

Board of Directors reviewed and adopted an integrated conditional non-qualified deferred compensation plan provided to the Bank by Bank Compensation Strategies Group. The form of the plan provided has been endorsed by the California Bankers Association, the American Bankers Association, as well as numerous other state banking associations. Under the terms of the plan, differing death, disability and post-employment/retirement benefits are provided to each covered employee. Pursuant to the plan, agreements were entered into between the Bank and each of the three key employees. By defining and increasing, over each employee's term of employment, the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age, each employee has been given what the Board believes to be a reasonable incentive to remain with the Bank until retirement. While several provisions have been included which will serve to reduce the overall amounts payable, the agreements are expected to provide a maximum annual benefit payment of Sixty Thousand Dollars ($60,000) to Mr. Ward, and Thirty Thousand Dollars ($30,000) to Mr. Bloch and Ms. Pelfrey. Although the annual benefit amount will typically be paid in equal monthly installments over a fifteen (15) year period, a lesser and defined lump sum payment may be required in the event the employee's employment with the Bank is terminated without cause. In the event of the executive's death, the Bank is obligated to pay any remaining amounts due under the agreement to the executive's spouse or designated beneficiary over the remaining payout period (or in a lump sum, as the case may be). Other events which may also alter when payment of the annual benefit is to begin, and the amount to be paid, include: (i) disability, as defined in the agreement, in which case the employee will begin to receive the defined benefit at the earlier of the defined retirement age or when he is no longer entitled to receive disability benefits under his principal disability insurance policy; and (ii) constructive termination following a "change of control," in which case the executive is entitled to all or a portion of the annual benefit depending upon length of service prior to termination. If, however, the executive's employment is terminated for cause, the Bank is released from all payment obligations to the Employee.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and ten percent or more shareholders of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Corporation's equity securities. Officers, directors and ten percent or more shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Corporation's equity securities appear to have been met with two exceptions. Director Donald H. Campbell inadvertently filed a late report regarding a sale of 2,000 shares of the Common Stock in July of 1996. Director Elizabeth A. Cousins inadvertently filed a late report regarding an exercise of a stock option under the 1990 Plan for 4,104 shares of Common Stock in July 1996. These transactions have all been subsequently reported.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         There have been no transactions, or series of similar transactions, during 1996, or any currently proposed transaction, or series of similar transactions, to which the Corporation or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Corporation or the Bank, executive officer of the Corporation or the Bank, any shareholder owning of record or beneficially 5% or more of the Corporation's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

INDEBTEDNESS OF MANAGEMENT

         The Corporation, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 1996 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Corporation and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, the regulations of the Federal Deposit Insurance Corporation and the California Financial Code.



                                 PROPOSAL NO. 2

          APPROVAL OF THE 1997 HERITAGE OAKS BANCORP STOCK OPTION PLAN

SUMMARY OF THE 1997 HERITAGE OAKS BANCORP STOCK OPTION PLAN

         On January 23, 1997, the Board of Directors adopted and approved, subject to shareholder approval, the 1997 Heritage Oaks Bancorp Stock Option Plan (the "1997 Plan") to provide that employees, employee directors and non-employee directors will be eligible to receive options to purchase shares of the Common Stock of the Corporation. The 1997 Plan does not supersede the 1990 Plan nor effect any of the stock options granted under such Plan.

         The 1997 Plan provides for the participation of directors as well as employees. The Board of Directors believes that a stock option program is an important factor in retaining, motivating and attracting key employees and directors. It also believes that such plans provide incentives for high levels of performance and encourage stock ownership in the Corporation. Additionally, there are only 2,736 shares of Common Stock available for the grant of additional options under the 1990 Plan. For these reasons, the Board of Directors recommends approval of the 1997 Plan.

         Options provide the holders thereof an opportunity to profit from increases in the market value of the Common Stock subsequent to the date of grant. Optionees need not make any investment or take any investment risk until the options are exercised. Generally, options are only exercised when the market value of the Corporation's Common Stock is in excess of the exercise price and when the Corporation would have been able to sell shares at a higher price. Accordingly, options may be dilutive to market value of other outstanding shares of Common Stock. The existence of a large block of options may also have anti-takeover effects by virtue of the ability to use options to put shares into friendly hands and increase the costs of any hostile takeover. However, such effects were not a significant motivation for the adoption of the 1997 Plan.

         THE FOLLOWING DESCRIPTION OF THE 1997 PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE 1997 PLAN WHICH IS ATTACHED HERETO AS EXHIBIT A AND WHICH YOU ARE URGED TO READ AND CONSIDER CAREFULLY.

PURPOSE

         The purpose of the 1997 Plan is to strengthen the Corporation by providing to participating employees and officers ("Employees"), employee directors ("Employee Directors") and non-employee directors ("Non-Employee Directors") added incentive for high performance and to encourage stock ownership in the Corporation. The 1997 Plan seeks to accomplish these goals by a means whereby such Employees, Employee Directors and Non-Employee Directors of the Corporation may be given an opportunity to purchase, by way of option, Common Stock of the Corporation. The 1997 Plan is also intended to enable the Corporation to compete effectively for and retain the services of such persons and to provide incentives for such persons to exert maximum efforts for the success of the Corporation

         The Corporation intends that the options issued under the 1997 Plan shall, in the discretion of the committee which administers the 1997 Plan, be either incentive stock options ("Incentive Stock Options") as that term is used in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor thereto, or options which do not qualify as incentive stock options ("Non-Qualified Stock Options").

ADMINISTRATION

          A committee of directors, appointed by the Board of Directors and composed of not less than three "Non-Employee Directors," administers the 1997 Plan (the "Committee"). The Committee shall have full power and authority in its discretion to take any and all action required or permitted to be taken under the 1997 Plan, including (except in the case of Non-Employee Directors) the selection of participants to whom stock options may be granted, the determination of the number of shares which may be covered by stock options, the purchase price, and other terms and conditions thereof.

SHARES RESERVED

         There are 107,366 shares of Common Stock reserved for issuance upon exercise of options granted under the 1997 Plan. If any option granted under the 1997 Plan shall for any reason expire, be canceled or otherwise terminate without having been exercised in full, the shares not purchased under such option shall again become available for the 1997 Plan.

ELIGIBILITY

         All Employees, Employee Directors and Non-Employee Directors are eligible to participate in the 1997 Plan and Employees and Employee Directors are eligible to receive Incentive and Non-Qualified Stock Options. Non-Employee Directors are only eligible to receive Non-Qualified Stock Options. The

Corporation may issue Incentive Stock Options provided that the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000. Should it be determined that any Incentive Stock Option granted pursuant to the 1997 Plan exceed such maximum, such Incentive Stock Option shall be considered to be a Non-Qualified Stock Option and not qualify for treatment as an Incentive Stock Option under Section 422A of the Code to the extent, but only to the extent, of such excess.

OPTION PRICE

         The exercise price of each option shall be determined by the Committee and shall not be less than the fair market value of the stock subject to the option on the date the option is granted; provided, however, that the purchase price of the stock subject to an Incentive Stock Option may not be less than 110% of such fair market value where the optionee owns (or is deemed to own pursuant to the Code) shares of stock representing more than 10% of total combined voting power of all classes of stock of the Corporation. The purchase price of Common Stock acquired pursuant to an option shall be paid in cash at the time the option is exercised or other shares of Common Stock of the Corporation in partial or full payment. In such event, the stock being tendered as payment shall be valued at its then-current fair market value.

NON-EMPLOYEE DIRECTORS

         The grant of an option to a Non-Employee Director shall only be made by the full Board of Directors of the Corporation. The terms of such options and their exercise price will be in accordance with the other provisions of the 1997 Plan.

ADJUSTMENTS UPON CHANGES IN STOCK

         If the outstanding shares of the Common Stock of the Corporation are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Corporation without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options, or portions thereof, which shall have been granted prior to any such change shall likewise be made. Any such adjustment, however, in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share subject to the option adjustments shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued under the 1997 Plan on account of any such adjustment.


EXPIRATION, TERMINATION AND TRANSFER OF OPTIONS

         No option under the 1997 Plan may extend more than ten (10) years from the date of grant.

Notwithstanding the foregoing, any Incentive Stock Option granted to an optionee who owns (or is deemed to own pursuant to the Code) shares of stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any of its affiliates shall expire not later than five (5) years from the date of grant. For purposes of the 1997 Plan the date of grant of an option shall be the date on which the Committee takes final action approving the award of the option, notwithstanding the date the optionee accepts the option, the date of execution of the option agreement, or any other date with respect to such option.

         Except in the event of termination of employment due to death, disability or termination for cause, options will terminate three months after an Employee or Employee Director optionee ceases to be employed by the Corporation or its subsidiaries or a Non-Employee Director optionee ceases to serve as a director of the Corporation or its subsidiaries unless the options by their terms were scheduled to terminate earlier. During that three month period after the Employee or Employee Director optionee ceases to be employed by the Corporation or its subsidiaries, or a Non-Employee Director optionee ceases to serve as a director of the Corporation or its subsidiaries, such options shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date on which the optionee ceased to be employed by the Corporation or its subsidiaries or ceased to serve as director of the Corporation or its subsidiaries. If such termination was due to such optionee's permanent and total disability, or such optionee's death, the option, by its terms, may be exercisable for one year after such termination of employment or cessation of directorship. If the, Employee or Employee Director optionee's employment is terminated for "just cause," the option terminates immediately. An option by its terms may only be transferred by will or by laws of descent and distribution upon the death of the optionee, shall be transferable during the optionee's lifetime only pursuant to a qualified domestic relations order or pursuant to a guardianship or conservatorship for the benefit of an optionee, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

TERMINATION AND AMENDMENT OF THE 1997 PLAN

       The 1997 Plan will terminate upon the occurrence of a terminating event, including, but not limited to, liquidation, reorganization, merger or consolidation of the Corporation with another corporation in which the Corporation is not the surviving corporation, or a sale of substantially all the assets of the Corporation to another person, or a tender offer or acquisition by one person or a group of persons acting in concert of more than 50% of the Corporation's outstanding Common Stock (a "Terminating Event"). The Committee shall notify each optionee not less than thirty (30) days prior thereto of the pendency of a Terminating Event. Upon the delivery of such notice, any option outstanding shall, notwithstanding any vesting schedule contained in an option agreement, become fully exercisable. The Board of Directors may also suspend or terminate the 1997 Plan at any time. Unless sooner terminated, the 1997 Plan shall terminate ten (10) years from the effective date of the 1997 Plan. No options may be granted under the 1997 Plan while it is suspended or after it is terminated. Rights and obligations under any option granted pursuant to the 1997 Plan while it is in effect shall not be altered or impaired by suspension or termination of the 1997 Plan, other than pursuant to the terms thereof, except with the consent of the person to whom the stock option was granted.

        The 1997 Plan may be amended by the Board of Directors at any time, and from time to time. However, except as otherwise provided in the 1997 Plan relating to adjustments upon changes in stock (e.g., stock splits or stock dividends), no amendment shall be effective unless approved by the affirmative vote of a majority of the shares of the Corporation represented and voting, within twelve (12) months before or after the adoption of the amendment, if the amendment will: (a) increase the number of shares reserved for options under the 1997 Plan; (b) materially modify the requirements as to eligibility for participation in the 1997 Plan; or (c) materially increase the benefits accruing to participants under the 1997 Plan.

FEDERAL INCOME TAX CONSEQUENCES

        The following discussion is only a summary of the principal federal income tax consequences of the options and rights to be granted under the 1997 Plan and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences herein discussed.

         Generally under present law, when an option qualifies as an Incentive Stock Option under Section 422A of the Code: (a) an Employee will not realize taxable income either upon the grant or the exercise of the option, (b) any gain or loss upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss, and (c) no deduction will be allowed to the Corporation for federal income tax purposes in connection with the grant or exercise of an Incentive Stock Option or a qualifying disposition of the shares. A disposition by an Employee of stock acquired upon exercise of an Incentive Stock Option will constitute a qualifying disposition if it occurs more than two years after the grant of the option, and one year after the transfer of the shares to the Employee. If such stock is disposed of by the Employee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the Employee, in general, will recognize ordinary income equal to the lesser of (a) the aggregate fair market value of the shares as of the date of exercise less the option price, or (b) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation to the Employee.

         Upon the exercise of an Incentive Stock Option, the difference between the fair market value of stock on the date of exercise and the option price generally is treated as a "tax preference" item in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such tax preference items (with adjustments) form the basis for the alternative minimum tax, which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carry forward credit against regular tax liability in subsequent years.

         In the case of stock options which do not qualify as an Incentive Stock Option (Non-Qualified Stock Options), no income generally is recognized by the optionee at the time of the grant of the option. Under present law the optionee generally will recognize ordinary income at the time the Non-Qualified Stock Option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Notwithstanding the foregoing, if the shares received upon exercising a Non-Qualified Stock Option are subject to certain restrictions, the taxable event is postponed until the restrictions lapse.

         Shares acquired upon exercise of Non-Qualified Stock Option will have a tax basis equal to their market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss provided the shares are held by the optionee for more than one year prior to disposition.

         The Corporation generally will be entitled to a deduction equal to the ordinary income recognized by the optionee in the case of a disqualifying disposition of an Incentive Stock Option or in connection with the exercise of a Non-Qualified Stock Option.

VOTE REQUIRED

         Approval of the 1997 Plan requires the affirmative vote of a majority of the outstanding shares of the Corporation's Common Stock.

         In the absence of an applicable exemption, the Corporation will file an application with the California Department of Corporations (the "Department") for a permit pursuant to the California Corporate Securities Law of 1968 in connection with the 1997 Plan. In connection with such application, the Department may request or require that the Corporation make certain changes to the provisions of the 1997 Plan. Accordingly, shareholder approval of the 1997 Plan shall also constitute approval of such changes, if any, as the Department may request or require the Corporation to effect in such Plan.

         The Board of Directors has approved the 1997 Plan and recommends that the shareholders vote FOR the approval of the 1997 Plan.


                                 PROPOSAL NO. 3

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Vavrinek, Trine, Day & Co. served the Corporation as independent public accountants for the 1996 fiscal year. Vavrinek, Trine, Day & Co. has no interest, financial or otherwise, in the Corporation. The services rendered by Vavrinek, Trine, Day & Co. during the 1996 fiscal year were audit services, consultation in connection with various accounting matters and preparation of corporation income tax returns. The Board of Directors of the Corporation approved each professional service rendered by Vavrinek, Trine, Day & Co. during the 1996 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Board of Directors before such service was rendered. Representatives of Vavrinek, Trine, Day & Co. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

         The Board of Directors of the Corporation has selected Vavrinek, Trine, Day & Co. to serve as the independent public accountants for the 1997 fiscal year and recommend that the shareholders vote "FOR" approval to ratify the selection of Vavrinek, Trine, Day & Co. as the Corporation's independent public accountants for the 1997 fiscal year.

ANNUAL REPORT

         The Annual Report of the Corporation containing audited financial statements for the fiscal year ended December 31, 1996 is included in this mailing to shareholders.

FORM 10-KSB

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO SHAREHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO GWEN
R. PELFREY, SECRETARY, HERITAGE OAKS BANCORP, 545 12TH STREET, PASO ROBLES, CALIFORNIA,

SHAREHOLDER'S PROPOSALS

         Next year's Annual Meeting of Shareholders will be held on May 27, 1998. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 1998 Annual Meeting of Shareholders is December 26, 1997. All proposals should be submitted by Certified Mail-Return Receipt Requested, to Gwen R. Pelfrey, Secretary, Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the discretion of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.



                                          HERITAGE OAKS BANCORP
Paso Robles, California
April 25, 1997
                                          By:  Gwen R. Pelfrey
                                               Secretary

EXHIBIT A



                           1997 HERITAGE OAKS BANCORP

                                STOCK OPTION PLAN


         1.       PURPOSE OF THE PLAN.

         The purpose of this 1997 Heritage Oaks Bancorp Stock Option Plan (the "Plan") is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

         2.       DEFINITIONS.

         As used herein, the following definitions shall apply:

         (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and
(f), respectively, of the Code, and any other subsidiary corporations of a parent corporation of the Company.

         (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

         (c) "Award" shall mean an Option evidenced by a written agreement entered into in accordance with Paragraph 5(c).

         (d) "Bank" shall mean Heritage Oaks Bank.

         (e) "Board" shall mean the Board of Directors of the Company.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (g) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

         (h) "Common Stock" shall mean the common stock, no par value, of the Company.

         (i) "Company" shall mean Heritage Oaks Bancorp.

         (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or between the Company, an Affiliate or a successor.

         (k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

         (l) "Non-Employee Director" shall mean any member of the Board who is a "non-employee director" within the meaning of Rule 16b-3.

         (m) "Effective Date" shall mean the date specified in Paragraph 13 hereof.

         (n) "Employee" shall mean any person employed by the Company, the Bank or an Affiliate who is an employee for federal tax purposes.

         (o) "Exercise Price" shall mean the price per Optioned Share at which an Option may be exercised.

         (p) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

         (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

         (r) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

         (s) "Option" means an ISO and/or a Non-ISO.

         (t) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

         (u) "Participant" shall mean any key Employee or other person who receives an Award pursuant to the Plan.

         (v) "Plan" shall mean this 1997 Heritage Oaks Bancorp Stock Option
Plan.

         (w) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         (x) "Share" shall mean one share of Common Stock.



         3.  TERM OF THE PLAN AND AWARDS.

         (a) Term of the Plan. The Plan shall continue in effect for a term of 10 years from the Effective Date or the date the Plan is adopted by the Board (whichever period ends earlier), unless sooner terminated pursuant to Paragraph 15 hereof. No Award shall be granted under the Plan after such 10 year term.

         (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years, subject to the provisions of Section 8(e) hereof.

         4.  SHARES SUBJECT TO THE PLAN.

         Except as otherwise required by the provisions of Paragraph 10 hereof, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 107,366 Shares. Such Shares will be authorized but unissued Shares. If any Awards should expire, become unexercisable, or be forfeited, for any reason without having been exercised or become vested in full, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

         5.  ADMINISTRATION OF THE PLAN.

         (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than three (3) members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors.

         (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

         (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option,
(ii) the number of Shares subject to, and the expiration date of, the Award,
(iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award, and (v) whether the Option is intended to be an ISO or a Non-ISO.

         The Chairman of the Committee and such other Directors and officers as shall be designated by the

Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

         (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

         (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

         6.  GRANT OF OPTIONS.

         (a) General Rule. Only key Employees and Directors shall be eligible to receive grants of Options pursuant to the Plan.

         (b) Special Rules for ISOs. The aggregate Market Value, as of the date the option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitations shall be Options which are Non-ISOs.

         7.  EXERCISE PRICE FOR OPTIONS

         (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Options Shares on the date of grant without taking into account any restrictions on the Optioned Shares. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

         (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including NASDAQ National Market or Small Cap System) on the date in question, then the Market Value per Share will be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

         8.  EXERCISE OF OPTIONS.

         (a) Generally. Subject to (e) below, any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant. An Option may not be exercised for a fractional Share.

         (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash , in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Chief Financial Officer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value per Share at the date of exercise.

         (c) Period of Exercisability. Except to the extent otherwise provided in more restrictive terms of an Agreement, an Option may be exercised by a Participant only with respect to the vested portion of such Option and only while he is an Employee or Director and has maintained Continuous Service from the date of the grant of the Option, or within three months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's or Director's Continuous Service terminates by reason of:

                  (1) "Just Cause" which for purposes hereof shall mean termination because of the Employee's or Director's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, then the Participant's rights to exercise such Option shall expire on the date of such termination;

                  (2) death, then all Options of the deceased Participant shall become immediately exercisable and may be exercised within one year from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

                  (3) Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), then all Options of the disabled Participant shall become immediately exercisable and may be exercised within one year from the date of such Permanent and Total Disability, but not later than the date on which the Option would otherwise expire.

         (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

         (e) No Option may be exercised prior to the first anniversary date of the grant of such Option, at which time it may become exercisable with respect to no more than 20% of the Optioned Shares. On each anniversary of the Option grant thereafter, the Option may become exercisable with respect to no more than an additional 20% of the Optioned Shares. Vesting shall cease immediately upon the termination of employment or directorship of an optionee. The foregoing vesting schedule is the most rapid vesting permitted under the Plan except in the case of death or disability (which shall be governed by Paragraphs 8(c)(2) and (3) above).

         9.  GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS.

         (a) Notwithstanding any other provisions of this Plan to the contrary, all Awards of Options to Non-Employee Directors pursuant to the Plan shall be made by the Board and not the Committee. Each such option shall be a Non-ISO Option. Such Non-ISOs shall have an Exercise Price per Share equal to the Market Value of a Share on the date of grant.

         (b) Terms of Exercise. Options received under the provisions of this Paragraph may be exercised in accordance with Paragraph 8 above.


         10. EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN.

         (a) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards (and the Exercise Price thereof), shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

         (b) Transactions in which the Company Is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, (iii) the sale or disposition of all or substantially all of the Company's assets or (iv) a tender offer or acquisition by one person or a group of persons acting in concert of more than 50% of the Company's outstanding Shares (any of the foregoing to be referred to herein as a "Transaction"), the Committee shall notify each optionee of the pendency of the Transaction. Upon delivery of said notice, any Award granted prior to the Transaction shall be, notwithstanding the provisions of Paragraph 8(e), exercisable in full and not only as to those Shares with respect to which installments, if any, have been accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. Upon the date thirty (30) days after delivery of such notice, any option or portion thereof not exercised shall terminate, and upon the effective date of the Transaction, this Plan shall terminate, unless provision is made in connection with the Transaction for assumption of Options theretofore granted, or payment therefor, or substitution for such Options of new options covering stock of a successor corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

         (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

         (d) Conditions and Restrictions on New, Additional or Difference Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional or different shares of stock or securities, such new, additional or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

         (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible in to Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect and no adjustment shall be made with respect to, the number, class, Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

         11. NON-TRANSFERABILITY OF AWARDS.

         Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder). An Award may be exercised only by a Participant, the Participant's personal representative or a permitted transferee.

         12. TIME OF GRANTING AWARDS.

         The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

         13. EFFECTIVE DATE.

         The Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the Shares eligible to be cast at a meeting duly held in accordance with applicable laws.

         14. MODIFICATION OF AWARDS.

         At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

         15. AMENDMENT AND TERMINATION OF THE PLAN.

         The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan.

         Except for any changes that may be required to be made at the direction of the Department of Corporations in connection with a permit procedure under the California Corporate Securities Law, shareholder approval must be obtained for any amendment of the Plan that would change the number of Shares subject to the Plan (except in accordance with Paragraph 10 above), change the category of persons eligible to be Participants, or materially increase the benefits under the Plan.

         No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

         16. CONDITIONS UPON ISSUANCE OF SHARES.

         (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

         (b) Special Circumstance. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares.

         (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable.

         17. RESERVATION OF SHARES.

         The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         18. WITHHOLDING TAX.

         The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be with withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         19. NO EMPLOYMENT OR OTHER RIGHTS.

         In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations.

         20. GOVERNING LAW.

         The Plan shall be governed by and construed in accordance with the laws of the State of California, except to the extent that federal law shall be deemed to apply.

                     REVOCABLE PROXY - HERITAGE OAKS BANCORP
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 28, 1997

         The undersigned shareholder(s) of Heritage Oaks Bancorp (the "Corporation") hereby appoints, constitutes and nominates Donald H. Campbell, Elizabeth A. Cousins and Merle F. Miller, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 545 12th Street, Paso Robles, California on Wednesday, May 28, 1997 at 7:00 p.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

         1. ELECTION OF DIRECTORS. To elect the following nine (9) persons to the Board of Directors of the Corporation to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified:

                           Dr. B. R. Bryant              Donald H. Campbell
                           Elizabeth A. Cousins          Dolores T. Lacey
                           Merle F. Miller               John Palla
                           J. Russell Roy                Ole K. Viborg
                           Lawrence P. Ward

                  [ ]    FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS    [ ]  WITHHOLD AUTHORITY TO VOTE
                          MARKED TO THE CONTRARY)                         FOR ALL NOMINEES LISTED ABOVE

                  A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.


         2. APPROVAL OF STOCK OPTION PLAN. To approve the 1997 Heritage Oaks Bancorp Stock Option Plan.

                  [ ]    FOR            [ ]   AGAINST           [ ] ABSTAIN

         3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the appointment of Vavrinek, Trine, Day & Co. as the Corporation's independent accountants for the 1997 fiscal year.

                  [ ]    FOR            [ ]   AGAINST           [ ] ABSTAIN

         4. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


                            (CONTINUED ON NEXT PAGE)

         The Board of Directors recommends a vote FOR each of the foregoing proposals. If any other business is presented at the Annual Meeting, this Proxy shall be voted in accordance with the discretion of the proxy holders. This Proxy also vests discretionary authority to cumulate votes. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS USE.



Signature(s)      _______________________   Date:    _______________________

                  _______________________            _______________________


Number of shares ____________

I (We) will [ ] will not [ ] attend the Annual Meeting in person.


NOTE: Please sign your full name. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.